First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2025 (unaudited)

Investments	Shares	Value ($)

COMMON STOCKS - 83.9%

Belgium - 1.6%
Groupe Bruxelles Lambert NV	48,644	3,629,750

Brazil - 2.0%
Ambev SA, ADR	1,369,497	3,190,928
Itausa SA (Preference)	903,465	1,496,157
		4,687,085
Canada - 7.2%
Agnico Eagle Mines Ltd.	4,781	517,984
Barrick Gold Corp.	37,621	731,352
CAE, Inc. *	10,808	265,722
Franco-Nevada Corp.	2,209	347,426
Imperial Oil Ltd.	114,402	8,263,846
Nutrien Ltd.	53,401	2,652,428
Power Corp. of Canada	81,322	2,875,274
Wheaton Precious Metals Corp.	14,011	1,087,674
		16,741,706
Chile - 1.1%
Cia Cervecerias Unidas SA, ADR	165,749	2,519,385

China - 3.8%
Alibaba Group Holding Ltd.	234,568	3,881,158
Prosus NV	108,506	5,041,097
		8,922,255
Faroe Islands - 0.4%
Bakkafrost P/F	17,629	830,997

Finland - 0.3%
Kesko OYJ, Class B	37,063	757,584

France - 5.4%
Danone SA	63,030	4,820,867
Laurent-Perrier	10,179	1,085,246
Legrand SA	14,040	1,486,886
LVMH Moet Hennessy Louis Vuitton SE	1,773	1,097,981
Pluxee NV	14,367	293,335
Sanofi SA	22,613	2,503,754
Sodexo SA	10,748	690,336
Wendel SE	6,827	660,025
		12,638,430
Germany - 2.8%
Brenntag SE	9,570	620,304
FUCHS SE (Preference)	39,935	1,924,137
Henkel AG & Co. KGaA (Preference)	26,304	2,092,935
Merck KGaA	13,893	1,911,815
		6,549,191
Hong Kong - 4.0%
AIA Group Ltd.	207,600	1,571,506
CK Asset Holdings Ltd.	452,500	1,830,794
Great Eagle Holdings Ltd.	370,814	640,080
Guoco Group Ltd. (a)	157,670	1,377,836
Hongkong Land Holdings Ltd.	259,800	1,122,336
Jardine Matheson Holdings Ltd.	64,780	2,735,840
		9,278,392
Japan - 15.3%
As One Corp.	48,620	754,740
Chofu Seisakusho Co. Ltd.	33,200	409,490
Daiichikosho Co. Ltd.	98,660	1,137,234
FANUC Corp.	114,700	3,125,089
Hirose Electric Co. Ltd.	12,480	1,445,610
Hoshizaki Corp.	50,900	1,970,269
Kansai Paint Co. Ltd.	210,480	3,008,930
Keyence Corp.	1,100	432,531
Komatsu Ltd.	22,800	667,655
MISUMI Group, Inc.	30,900	514,321
Mitsubishi Electric Corp.	178,100	3,284,571
MS&AD Insurance Group Holdings, Inc.	147,700	3,212,157
Nagaileben Co. Ltd.	24,110	312,430
Nihon Kohden Corp.	88,000	1,184,383
Pilot Corp.	10,800	299,692
Secom Co. Ltd.	96,920	3,301,008
Shimano, Inc.	21,860	3,069,428
SK Kaken Co. Ltd.	8,190	479,966
SMC Corp.	7,060	2,526,378
Sompo Holdings, Inc.	73,200	2,229,028
T Hasegawa Co. Ltd.	33,900	639,903
TIS, Inc.	39,800	1,101,382
USS Co. Ltd.	60,800	565,140
		35,671,335
Mexico - 2.3%
Fomento Economico Mexicano SAB de CV, ADR	45,108	4,401,639
Fresnillo plc	35,338	429,647
Grupo Mexico SAB de CV, Series B	92,347	461,724
		5,293,010
Netherlands - 1.0%
HAL Trust	4,345	554,247
Heineken Holding NV	22,577	1,633,981
Heineken NV	2,788	227,335
		2,415,563
Norway - 1.1%
Orkla ASA	233,573	2,561,476

Singapore - 2.0%
Haw Par Corp. Ltd.	321,713	3,159,695
United Overseas Bank Ltd.	14,400	406,318
UOL Group Ltd.	251,700	1,104,434
		4,670,447
South Korea - 5.6%
Fursys, Inc.	13,299	378,712
Hyundai Mobis Co. Ltd.	8,840	1,573,119
KT&G Corp.	40,302	2,772,042

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2025 (unaudited)

Investments	Shares	Value ($)
NAVER Corp.	11,247	1,469,800
NongShim Co. Ltd.	3,079	848,028
Samsung Electronics Co. Ltd.	62,698	2,485,692
Samsung Electronics Co. Ltd. (Preference)	77,821	2,518,862
Samsung Life Insurance Co. Ltd.	18,124	1,024,553
		13,070,808
Sweden - 3.0%
Industrivarden AB, Class C	27,201	999,287
Investor AB, Class B	138,843	4,140,868
L E Lundbergforetagen AB, Class B	10,026	502,375
Svenska Handelsbanken AB, Class A	114,211	1,290,757
		6,933,287
Switzerland - 5.4%
Cie Financiere Richemont SA (Registered)	29,412	5,134,333
Galderma Group AG *	1,116	118,033
Nestle SA (Registered)	32,246	3,258,672
Schindler Holding AG	11,427	3,581,355
Schindler Holding AG (Registered)	1,604	486,096
		12,578,489
Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	19,650	3,261,900

Thailand - 0.8%
Bangkok Bank PCL, NVDR	349,005	1,521,006
Thai Beverage PCL	729,592	276,947
		1,797,953
Turkey - 0.4%
AG Anadolu Grubu Holding A/S	123,857	963,668

United Kingdom - 14.6%
BAE Systems plc	188,746	3,811,253
Berkeley Group Holdings plc	45,270	2,106,961
Big Yellow Group plc, REIT	42,226	509,722
British American Tobacco plc	135,979	5,578,454
Diageo plc	37,737	986,167
Great Portland Estates plc, REIT	138,209	531,131
Haleon plc	600,319	3,031,735
Lloyds Banking Group plc	3,180,443	2,982,991
Reckitt Benckiser Group plc	66,127	4,471,543
Shell plc	141,258	5,169,281
Unilever plc	78,254	4,662,524
		33,841,762
United States - 2.4%
Newmont Corp.	15,278	737,622
Royal Gold, Inc.	3,069	501,812
Willis Towers Watson plc	12,809	4,328,802
		5,568,236
TOTAL COMMON STOCKS (Cost $157,168,430)		195,182,709

Investments	Ounces	Value ($)
COMMODITIES - 14.7%

Gold bullion*
(Cost $7,507,210)	10,996	34,351,517

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(b)

Brazil - 0.0%(b)
Itausa SA, expiring 04/11/2025*
(Cost $–)	13,115	6,872

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 1.3%

COMMERCIAL PAPER - 0.7%
CVS Caremark Corp.
4.70%, 04/01/2025 (c)	588,000	587,923
Entergy Corp.
4.53%, 04/01/2025 (c)(d)	255,000	254,968
General Motors Financial Co., Inc.
4.56%, 04/01/2021 (c)(d)	806,000	805,899
TOTAL COMMERCIAL PAPER (Cost $1,649,000)		1,648,790
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills
4.33%, 05/15/2025 (c)(e)	250,000	248,706
4.23%, 08/07/2025 (c)(e)	250,000	246,302
TOTAL U.S. TREASURY OBLIGATIONS (Cost $495,019)		495,008

Investments	Shares	Value ($)
INVESTMENT COMPANIES - 0.4%
JP Morgan U.S. Government Money Market Fund, Capital Shares 4.35% (f) (Cost $852,720)	852,720	852,720

TOTAL SHORT-TERM INVESTMENTS (Cost $2,996,739)		2,996,518

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2025 (unaudited)

Investments	Shares	Value ($)
Total Investments - 99.9% (Cost $167,672,379)		232,537,616
Other assets less liabilities - 0.1%		159,424
Net Assets - 100.0%		232,697,040

*	Non-income producing security.
(a)	Represents a security that is subject to legal restrictions on resale due to compliance obligations of the Adviser. Total value of all such securities at March 31, 2025 amounted to $1,377,836, which represents approximately 0.59% of net assets of the Fund.

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Guoco Group Ltd.	01/05/07 - 05/07/15	$1,732,521	$8.74

(b)	Represents less than 0.05% of net assets.
(c)	The rate shown was the current yield as of March 31, 2025.
(d)	Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at March 31, 2025 amounted to $1,060,867, which represents approximately 0.46% of net assets of the Fund.
(e)	All or a portion of this security is pledged with the custodian for current or potential holdings of forward foreign currency exchange contracts.
(f)	Represents 7-day effective yield as of March 31, 2025.

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund

Schedule of Investments

March 31, 2025 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of March 31, 2025

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,487,000	USD	1,604,785	Bank of New York Mellon	04/02/2025	$3,108
JPY	145,523,000	USD	968,024	Bank of New York Mellon	04/02/2025	2,194
GBP	65,000	USD	83,813	Goldman Sachs	05/07/2025	145
USD	916,718	JPY	135,144,000	UBS AG	07/02/2025	6,434
Total unrealized appreciation						11,881
EUR	1,344,000	USD	1,457,479	Bank of New York Mellon	04/02/2025	(4,212)
USD	2,992,452	EUR	2,831,000	Bank of New York Mellon	04/02/2025	(68,709)
USD	959,206	JPY	145,523,000	Bank of New York Mellon	04/02/2025	(11,012)
EUR	1,413,000	USD	1,534,094	Goldman Sachs	05/07/2025	(3,295)
USD	3,042,535	EUR	2,900,000	Goldman Sachs	05/07/2025	(99,232)
USD	637,502	GBP	507,000	Goldman Sachs	05/07/2025	(17,371)
USD	1,089,934	JPY	169,452,000	Goldman Sachs	05/07/2025	(44,286)
EUR	1,107,000	USD	1,204,593	JPMorgan Chase Bank	06/04/2025	(3,334)
USD	2,710,402	EUR	2,594,000	JPMorgan Chase Bank	06/04/2025	(104,472)
USD	488,213	GBP	394,000	JPMorgan Chase Bank	06/04/2025	(20,702)
USD	894,235	JPY	137,057,000	JPMorgan Chase Bank	06/04/2025	(26,111)
EUR	1,918,000	USD	2,090,064	UBS AG	07/02/2025	(5,346)
USD	3,592,180	EUR	3,405,000	UBS AG	07/02/2025	(108,793)
USD	1,386,771	EUR	1,276,000	Bank of New York Mellon	08/06/2025	(2,910)
USD	781,383	JPY	115,872,000	Bank of New York Mellon	08/06/2025	(1,935)
Total unrealized depreciation						(521,720)
Net unrealized depreciation						$(509,839)

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

First Eagle Overseas Variable Fund

Schedule of Investments

March 31, 2025 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	1.8%
Automobile Components	0.7
Banks	3.4
Beverages	6.1
Broadline Retail	3.8
Chemicals	3.7
Commercial Services & Supplies	1.6
Commodities	14.7
Consumer Staples Distribution & Retail	0.3
Electrical Equipment	2.0
Electronic Equipment, Instruments & Components	0.8
Entertainment	0.5
Financial Services	4.6
Food Products	5.4
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	0.3
Hotels, Restaurants & Leisure	0.3
Household Durables	1.1
Household Products	2.8
Industrial Conglomerates	2.2
Insurance	6.6
Interactive Media & Services	0.6
IT Services	0.5
Leisure Products	1.3
Machinery	5.5
Metals & Mining	2.1
Office REITs	0.3
Oil, Gas & Consumable Fuels	5.8
Personal Care Products	2.0
Pharmaceuticals	4.6
Real Estate Management & Development	2.0
Semiconductors & Semiconductor Equipment	1.4
Specialized REITs	0.2
Specialty Retail	0.2
Technology Hardware, Storage & Peripherals	2.2
Textiles, Apparel & Luxury Goods	2.7
Tobacco	3.6
Trading Companies & Distributors	0.3
Short-Term Investments	1.3
Total Investments	99.9%

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At March 31, 2025, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

On March 3, 2025, First Eagle Holdings announced a definitive agreement under which funds managed by Genstar Capital will make a majority investment in First Eagle Holdings. First Eagle Holdings is the parent company to the Adviser. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries. The transaction will involve the buyout of all interests in First Eagle Holdings currently held by funds indirectly controlled by Blackstone. and Corsair and certain related co-investors. The transaction is expected to be completed in the second half of 2025, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals. The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)	Investment Valuation — The Fund computes its net asset value (“NAV”) once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” as described below. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board of Trustees (“Board”) of the Fund, and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value.

These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2025:

First Eagle Overseas Variable Fund

Description†	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$44,287,174	$150,895,535 (a)	$–	$195,182,709
Commodities*	–	34,351,517	–	34,351,517
Rights	6,872	–	–	6,872
Short-Term Investments	852,720	2,143,798	–	2,996,518
Forward Foreign Currency Exchange Contracts**	–	11,881	–	11,881
Total	$45,146,766	$187,402,731	$–	$232,549,497

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(521,720)	$–	$(521,720)
Total	$–	$(521,720)	$–	$(521,720)

(a)	The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 2(a) for additional details.
†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)	Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the period ended March 31, 2025, the average monthly outstanding currency purchased and sold in U.S. dollars for forward foreign currency exchange contracts totaled $5,541,340 and $21,301,507, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties.

An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, generally prohibits open-end funds, including the Fund, from issuing or selling any “senior security”, except that the Fund may borrow from a bank if, immediately after such borrowing, there is “asset coverage” of at least 300%.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by the Adviser as a “derivatives risk manager”. The derivatives risk manager is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At March 31, 2025, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

Gain or (Loss) Derivative Recognized in Income
			Net Realized	Change in
	Asset Derivative	Liability Derivative	Gains	Appreciation
Risk Type	Fair Value	Fair Value	(Losses)	(Depreciation)
Foreign currency	$11,881	$521,720	$836,245	$(1,519,811)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2025:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$5,302	$(5,302)	$-	$-
Goldman Sachs	145	(145)	-	-
UBS AG	6,434	(6,434)	-	-
Total	$11,881	$(11,881)	$-	$-

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$88,778	$(5,302)	(83,476)	$-
Goldman Sachs	164,184	(145)	(110,357)	53,682
JPMorgan Chase Bank	154,619	-	(111,343)	43,276
UBS AG	114,139	(6,434)	(107,705)	-
Total	$521,720	$(11,881)	$(412,881)	$96,958

*The actual collateral received/pledged may be more than the amount reported due to over collateralization.

c)	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”), which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward. These adjustments are recorded as increases or decreases to interest income on the Statement of Operations and reflected in market value of the securities. TIPS are subject to interest rate risk.

d)	Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

e)	New Accounting Pronouncements and Regulations —In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.